Exhibit 10.3

Execution Version

WAIVER AND SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This WAIVER AND SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made and entered into as of May 13, 2015 by and among GC AESTHETICS FINANCE LIMITED, a private limited company incorporated in Ireland (the “Borrower”) and ROYALTY OPPORTUNITIES S.À R.L., a Luxembourg société à responsabilité limitée (together with its Affiliates, successors, transferees and assignees, the “Lender”).

WHEREAS, the Borrower and the Lender entered into an Amended and Restated Credit Agreement, dated as of November 26, 2014, as amended by a certain First Amendment to Amended and Restated Credit Agreement, dated as of April 27, 2015 (as so amended, the “Credit Agreement”), pursuant to which the Lender has extended credit to the Borrower on the terms set forth therein;

WHEREAS, the financial statements delivered by the Borrower to the Lender for the Fiscal Quarter ended December 31, 2014 will be restated to reflect certain changes with respect to recognition of revenue, and therefore an Event of Default has occurred under Section 9.1.3 of the Credit Agreement (the “Financial Statements Default”);

WHEREAS, the Borrower has requested that the Lender waive the Financial Statements Default;

WHEREAS, the Borrower has requested that the Credit Agreement be amended to lower the minimum liquidity financial covenant; and

WHEREAS, pursuant to Section 12.1 of the Credit Agreement, the Credit Agreement may be amended by an instrument in writing signed by each of the Borrower and the Lender.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions; Loan Document. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

2. Amendment to Section 8.4.1. Section 8.4.1 of the Credit Agreement is hereby amended by replacing the amount “€3,000,000” with the amount “€2,000,000”.

3. Waiver. The Lender hereby waives the Financial Statements Default and agrees not to exercise any rights or remedies that may be available to it as a result of the occurrence thereof.

4. Conditions to Effectiveness of Amendment. This Amendment shall become effective upon receipt by the Lender and the Borrower of a counterpart signature of the other to this Amendment duly executed and delivered by each of the Lender and the Borrower.

5. Expenses. The Borrower agrees to pay on demand all reasonable expenses of the Lender (including, without limitation, the reasonable fees and out-of-pocket expenses of Covington & Burling LLP, counsel to the Lender, and of local counsel, if any, who may be retained by or on behalf of the Lender) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment.

6. Representations and Warranties. The Borrower represents and warrants to the Lender that, with respect to the financial statements attached hereto as Exhibit A for the Fiscal Quarter ended December 31, 2014, such financial statements have been prepared in accordance with IFRS, consistently applied, and present fairly the consolidated financial condition of the Persons covered thereby as at the dates thereof and the results of their operations for the periods then ended, subject to the absence of footnotes.

7. Counterparts; Governing Law. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of such when so executed and delivered shall be an original, but all of such counterparts shall together constitute but one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by fax transmission or other electronic mail transmission (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

GC AESTHETICS FINANCE LIMITED as the Borrower

By:	/s/ Barry Hatt
Name: Barry Hatt
Title: Director

ROYALTY OPPORTUNITIES S.À R.L.,, as the Lender

By OrbiMed Advisors, LLC,, its investment manager

By:	/s/ Sven H. Borho
Name: Sven H. Borho
Title: Member

Signature Page to Second Amendment to Amended and Restated Credit Agreement

EXHIBIT A

GLOBAL CONSOLIDATED AESTHETICS LIMITED
Profit and Loss Statement YTD Dec 2014	2014 YTD
	Actual	Prior Year
	€’000s	€’000s
Sales
Turnover	39,786	33,574
Cost of Sales
Raw Materials purchases	(10,014)	(5,827)
Payroll and related costs	(7,560)	(5,610)
Other production costs	(3,718)	(3,000)
Finished goods movement	2,443	(1,834)

Cost of Sales	(18,849)	(16,270)

Gross margin	20,937	17,304
Gross margin %	54%	54%
Overheads
Administration expenses
Salaries & social welfare costs	(6,415)	(3,853)
Other employee costs	(423)	(498)
Recruitment	(468)	(202)
Sub-contractors	(582)	(620)
Travel and entertainment	(995)	(772)
Rent & Rates	(310)	(362)
Repairs	(99)	(109)
Fuel, light and power	(56)	(74)
Insurance Stationery	(450)	(503)
and post Telephone,	(133)	(106)
fax and IT	(318)	(277)
Professional fees	(444)	(1,004)
Audit and tax compliance fees	(478)	(437)
Other taxes Sundry	(218)	(194)
expenses	(174)	(212)
Management charges		—
Board Costs	(1)	(51)
Legal fees	(825)	—

Admin Expenses	(12,387)	(9,274)
Sales and Marketing expenses
Salaries and social welfare costs	(5,941)	(3,403)
Recruitment	(354)	(88)
Sub-contractors	(1,054)	(355)
Travel and entertainment	(1,093)	(716)
Rent & Rates	(96)	(30	) (7)
Repairs	(1)	(12	) (7)
Fuel, light and power	(14)	(16)
Insurance Stationery and	(19)	(125)
post Telephone, fax and	(18)	(93)
IT Legal & professional	(141)	(23	) (2)
fees	(56)	(12)
Audit and tax compliance fees	(59)	(1,433)
Other taxes	(3)	(32)
Sundry expenses	(36)	—
Advertising	(3,124)	(578)
Bonus programme and free product	(155)	(1)
Discount allowed		—
Bad debts	(960)	—
Other	(41)
Agents Commission Payments	(461)
Legal fees	(78)

Sales and Marketing Expenses	(13,703)	(6,935)
R&D costs
Salaries and social welfare costs	(810)	(1,041)
Travel	(68)	(32)
Consultants	(181)	(98)
R&D Product Development	(12)	(21	) (8)
Other	(131)	39
R&D Capitalisation	66

R&D Costs	(1,136)	(1,162)
Other operating expenses
Foreign currency losses	(558)	(623)
Other	(548)	(5)

Other Operating Income/Expenses	(1,106)	(629)

Total Overhead costs	(28,333)	(17,999)
As % of sales	-71%	-54%
EBITDA	(7,396)	(695)
Exceptional Expenses
PMA	—	(252)
Other	—	(1,512)

Total Exceptional Expenses		(1,765)
EBITDA after Exceptional Expenses	(7,396)	(2,459)
Depreciation Charge	(77)	(884)
Amortisation of intangible assets	(3,916)	(4,023)

Depreciation and Amortisation	(3,993)	(4,907)

EBIT	(11,389)	(7,366)
Interest and Dividends	(50,551)	(4,803)
Tax	215	(8)

Net profit	(61,725)	(12,178)

GLOBAL CONSOLIDATED AESTHETICS LIMITED	Actual	Actual
Cashflow Statement YTD Dec 2014	YTD 2014	YTD 2013
€’000
EBITDA	(7,396)	(2,459)
Addbacks/(Deductions):
Other including FX on Cash, non-cash items etc	0	0

	(7,396)	(2,459)
Trade and other receivables	(7,589)	(2,739)
Inventory	(3,679)	1,796
Trade and other payables	6,538	2,895

Working Capital Movement	(4,730)	1,952

Net cash from operations	(12,125)	(507)
Tax paid	(418)	(219)
Capital and development expenditure	(1,414)	(492)

Total capex / Tax paid	(1,831)	(711)
Financing
Net loan repayments	21,225	(476)
Net Lease repayments	(118)	(270)
Interest payments	(2,541)	(1,034)
Shareholder loans	(207)	5,527
Proceeds for the issuance of ordinary shares	4,382	(989)
Deferred Consideration	(720)	(2)
Release of lease security	400	—

Net cash inflow/(outflow)	8,463	1,539

Opening cash	3,280	1,845
Movement for month	8,463	1,539
FX Movement in cash and cash equivalents	—	(104)

Closing cash balance	11,743	3,280

GLOBAL CONSOLIDATED AESTHETICS LIMITED BALANCE SHEET
Actual	Actual
Dec-14	Dec-13
Non-current assets	€	’000	s	€	’000	s
Fixed assets	€3,851	€3,615
Intangible assets	€21,365	€27,908
Deferred tax asset	€1,496	€3,030
Other long term assets	€357	€449

€27,069	€35,002

Current assets
Stocks	€12,295	€8,342
Trade debtors	€10,575	€9,342
Prepayments	€477	€1,067
Other debtors	€3,261	€2,453
Cash balances	€11,743	€3,280

€38,352	€24,484

Total assets	€65,421	€59,486

Non-current liabilities
Long term deferred consideration	€0	—
Shareholder loans - PIK loans	(€152)	(€311)
PIK Loan interest accrual	(€1,890)	(€3,972)
Mezz Loan interest accrual	€0	—
Bank loans > 1 year	(€39,881)	(€12,335)
Deferred tax liabilities	(€4,636)	(€8,465)
Provisions	(€1,368)	(€614)
Lease creditor > 1 year	(€456)	(€585)
Derivative financial liabilities	€0	—
Accrued dividends	(€95,709)	(€7,278)

(€144,092)	(€33,560)

Equity
Share capital	(€48)	(€90)
Share premium	(€15,482)	(€59,633)
Capital reserve	(€2,162)	(€1,798)
Capital contribution reserve	(€6,155)	(€6,155)
Foreign Currency translation reserve	€648	€12
Revenue reserves	€68,358	€45,023
Cumulative year profit	€61,725	€12,178

€106,883	(€10,463)

Current liabilities
Trade creditors	(€5,935)	(€4,508)
Accruals	(€15,764)	(€2,879)
Other creditors Other	(€5,884)	(€3,777)
tax creditors	(€240)	(€60)
Corporation tax creditor	€347	(€217)
Short term bank loan creditors	(€60)	(€1,503)
Bank Revolver facility	(€217)	(€2,000)
Loan interest accrual	(€217)	(€159)
Lease creditor < 1 year	(€160)	(€286)
Short term deferred consideration	(€82)	(€74)
Provisions	€0	—

(€28,212)	(€15,462)

(€65,421)	(€59,486)